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                                                     Fortis international stock
                                                     funds annual report
                                                     October 31, 2000




                                                          FORTIS FINANCIAL GROUP

                                 [GRAPHIC]


Fortis International Equity Fund

Fortis Global Growth Fund

FORTIS WORLDWIDE PORTFOLIOS, INC. ANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2

  SCHEDULES OF INVESTMENTS
     GLOBAL GROWTH PORTFOLIO                                      7
     INTERNATIONAL EQUITY PORTFOLIO                              10

  STATEMENTS OF ASSETS AND LIABILITIES                           14

  STATEMENTS OF OPERATIONS                                       15

  STATEMENTS OF CHANGES IN NET ASSETS
     GLOBAL GROWTH PORTFOLIO                                     16
     INTERNATIONAL EQUITY PORTFOLIO                              17

  NOTES TO FINANCIAL STATEMENTS                                  18

  INDEPENDENT AUDITORS' REPORT                                   25

  DIRECTORS AND OFFICERS                                         27

  OTHER PRODUCTS AND SERVICES                                    28

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, Monday thru Friday

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the funds' performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio managers and president provides a more detailed analysis of the funds and financial markets.

The charts following the letter are useful because they provide more information about your investments. The top holdings charts show the types of securities in which the funds invest, and the pie charts show a breakdown of each fund's assets by country. The portfolio changes show the investment decisions your fund managers have made over the period in response to changing market conditions.

The performance charts graphically compare each fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 2000

                                                 CLASS A     CLASS B     CLASS C     CLASS H
                                                 --------    --------    --------    --------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 31.23     $ 30.13     $ 30.19     $ 30.14
  End of year................................    $ 32.51     $ 31.01     $ 31.12     $ 31.01
TOTAL RETURN*                                      15.44%      14.60%      14.73%      14.56%

DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $3.6100     $3.6100     $3.6100     $3.6100

INTERNATIONAL EQUITY PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 17.14     $ 17.05     $ 17.05     $ 17.03
  End of year................................    $ 19.60     $ 19.38     $ 19.38     $ 19.36
TOTAL RETURN*                                      15.20%      14.34%      14.34%      14.36%

DISTRIBUTIONS PER SHARE:
  From net investment income.................    $0.0315          --          --          --
  From net realized gains on investments.....    $0.1342     $0.1342     $0.1342     $0.1342

    * These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

[PHOTO]

FORTIS WORLDWIDE PORTFOLIOS

DEAR SHAREHOLDER:

Thank you for choosing the Fortis Global Growth Portfolio and Fortis International Equity Portfolio to help achieve your financial goals. The Fortis Global Growth Portfolio invests in growth companies anywhere in the world including the United States. The Fortis International Portfolio focuses primarily on investments in foreign equity markets.

PERFORMANCE

During the twelve-month period ended October 31, 2000, the Fortis Global Growth Portfolio had a total return of 15.44% for class A shares before sales charge, which compared to a total return of 1.39% for the Morgan Stanley Capital International World Index. The Fortis International Equity Portfolio over the same period had a total return of 15.20% for class A shares before sales charge, which compared to a total return of -2.66% for the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East). The EAFE Index is the traditional representation of non-North American equity markets. The performance of the funds was influenced by numerous factors over the past year. The most significant being an unprecedented "bull phase" for global growth-oriented equities which occurred during the October 1999 through March 2000 period. Companies involved in industry sectors such as technology, telecommunications and media rose sharply in all major equity markets worldwide. Since April of 2000, the global equity markets for high growth companies have experienced a sharp valuation correction. Investor concerns over increased interest rates, rising energy prices, slowing economic growth, and slowing earnings gains have resulted in steep declines for many growth-oriented global equities. Over the past year, performance of international holdings has also been affected by the appreciation of the U.S. dollar versus foreign currencies.

FORTIS GLOBAL GROWTH PORTFOLIO

On October 31, 2000, the Fortis Global Growth Portfolio was well diversified with 92 individual holdings. As a percentage of total net assets, foreign holdings represented 45.7%, while holdings in the United States represented 54.3%. Our long-term goal is to invest in the world's best positioned and managed growth companies regardless of where they are located. Technology related industries continue to be the most important growth area in the global economy. Over the past year, we have focused our investments in companies involved in areas such as biotechnology, consumer electronics, wireless communications, and suppliers to the telecommunications industry. We have also focused on the energy market with a significant exposure to the growing areas of natural gas production and petroleum services. Our consumer holdings involve rapidly growing companies in the restaurant area, such as Starbucks and Cheesecake Factory, and retailers such as RadioShack and Bed, Bath and Beyond. The fund's holdings in the Japanese stock market (14.21% of total net assets) have underperformed during the past year. A majority of our holdings in Japan are companies involved in the areas of technology and consumer electronics, which are expected to demonstrate well above average growth in the coming years. Canon and Sony are examples of Japanese based companies with strong global brands in the consumer electronics area. The portfolio is diversified among various growth segments globally. As a percentage of total net assets, consumer related areas represented 14.7%, energy 11.7%, health care 11.2%, finance 6.4%, technology 35.7% and telecommunications 7.6%.

               FORTIS INTERNATIONAL EQUITY PORTFOLIO

               The Fortis International Equity Portfolio at the end of October 2000 was invested in 26 nations. Europe accounted for 43.7% of total net assets, Japan 16.4%, United Kingdom 9.2%, and emerging markets 10.8%. Our goal is to provide investors with an international fund that is highly diversified in all major economic and investment segments. The fund's primary focus is on traditional blue chip holdings, but does participate in other segments such as growth-oriented companies and certain restructuring situations. This fund has had an above average exposure to the high growth segments such as telecommunications and technology since its inception. Over the past several months, these areas have experienced a sharp correction, however, their longer-term prospects remain favorable. Since the Fortis International Equity Portfolio is primarily invested in companies in foreign markets, it is exposed to the element of foreign exchange. The extraordinary strength of the United States dollar versus the Euro has had a negative impact on performance over the past twelve months. A weakened Euro is a significant issue as it impacts trade, inflation trends, monetary policy and capital flows among global regions. We anticipate that the Euro will stabilize in the months ahead. Overall, the portfolio remains highly diversified among industry categories with consumer related areas representing 6.6% of total net assets, energy 12.6%, finance 12.2%, health care 9.9%, technology 24.7% and telecommunications 10.0%.

               GLOBAL ECONOMY

               The outlook for the global economy has been clouded in recent months by higher energy prices and higher short-term global interest rates. Over the past year, the major economies of the world have demonstrated a synchronized recovery. The Federal Reserve Board has raised interest rates six times since June of 1999 in an attempt to slow economic growth and keep inflation at acceptable levels. Recent indicators point to a slowing trend in GDP growth in the U.S., which will likely impact the outlook for other economies around the world. The European economy has recovered in recent months, however, it should also be impacted by a weakened currency, higher interest rates, and higher energy costs. The Japanese economy has recently demonstrated some pick-up in GDP growth. However, significant structural problems in the economy such as a weak banking system, and significant levels of government debt remain. Corporate earnings in Japan have rebounded sharply from extremely depressed levels. A growing global economy is necessary to support many of the Japanese export oriented companies, which play a major role in the Japanese economy. The global economic outlook is for moderate growth, which should keep inflation at reasonable levels and reduce the pressures on the world's Central Banks to raise interest rates further. This should help stabilize equity markets and focus investors on growth-oriented companies, which typically prosper during periods of low inflation and moderate economic growth. Slowing economic growth in 2001 could influence the world's Central Banks to reduce interest rates. This could be a catalyst for a return to a more favorable outlook for global equities.

               GLOBAL EQUITY MARKETS

               Due to the recent correction in the global equity markets, many growth stocks today appear more attractive on a valuation basis than they have for some time. Concerns over a synchronized global recovery, which would lead to high inflation, have been replaced by concerns of a slowing economy. The slowing global economy will likely result in numerous earnings disappointments for individual companies. On a longer-term basis, many of the world's growth segments continue to have favorable outlooks. This, however, will not change the volatile characteristic of the equity markets, as valuation levels still remain high on a historic basis. Our strategy is to take advantage of the market volatility by adding to our holdings during down phases of the equity market. We anticipate a "trading oriented" market for equities over the next year as uncertainty regarding the economy and earnings growth will likely persist. The longer-term outlook for the overseas economies remains favorable due primarily to the potential for further economic and business reforms. Lower tax rates, enhanced pension plans for individuals and corporate restructurings should lead to a favorable environment for long-term equity investors. The emerging regions of Asia and Latin America have been significantly impacted by higher energy prices, slowing developed economies, higher interest rates and increased spreads for debt instruments. These markets will rebound from depressed levels once the Central Banks begin to reduce interest rates and improve global liquidity.

               LONG TERM OUTLOOK

               The longer-term outlook for investing in global equities remains favorable. The global economy should grow at a moderate pace over the next several years, which will help contain the risk of higher inflation. This will stabilize valuations for growth stocks at an acceptable level and create opportunities for longer-term investors. Our focus is on the long-term and we are positioned to take advantage of an improving global market going forward.

               Thank you for your investment in the Fortis Global Growth and Fortis International Equity Portfolios.

               Sincerely,

               /s/ Dean C. Kopperud           /s/ Lucinda S. Mezey           /s/ James S. Byrd

               Dean Kopperud                  Cindy Mezey                    Jim Byrd
               President                      Vice President, Equities       Vice President

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 50.2%
Japan                         14.2%
Other                          9.2%
United Kingdom                 7.0%
Cash Equivalents/Receivables   4.1%
France                         2.5%
Israel                         2.4%
Spain                          2.4%
Sweden                         2.2%
Netherlands                    2.1%
Italy                          1.9%
Finland                        1.8%

GLOBAL GROWTH PORTFOLIO

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MSCI WORLD INDEX***  GLOBAL GROWTH PORTFOLIO CLASS A
7/8/91               10,000                            9,525
91                   10,894                           10,302
92                   10,385                           10,945
93                   13,259                           13,700
94                   14,343                           14,042
95                   15,781                           17,330
96                   18,438                           20,218
97                   21,618                           22,726
98                   25,009                           22,023
99                   31,345                           29,671
00                   31,781                           34,252

GLOBAL GROWTH PORTFOLIO CLASS A AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR   5 YEAR   SINCE JULY 8, 1991@
WITH SALES CHARGE*       +9.95%  +13.49%              +14.13%
WITHOUT SALES CHARGE**  +15.44%  +14.60%              +14.73%

                     Annual period ended October 31, 2000
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

TOP 10 EQUITY HOLDINGS AS OF 10/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  PE Corp. -- PE Biosystems Group (United States)         5.7%
 2.  Vodafone Group plc (United Kingdom)                     4.2%
 3.  Cheesecake Factory, Inc. (United States)                3.5%
 4.  Xilinx, Inc. (United States)                            2.9%
 5.  Cisco Systems, Inc. (United States)                     2.8%
 6.  EOG Resources, Inc. (United States)                     2.4%
 7.  Bed Bath & Beyond, Inc. (United States)                 2.3%
 8.  Ericsson (L.M.) Telephone Co. Class B ADR (Sweden)      2.2%
 9.  Teva Pharmaceutical Industries Ltd. ADR (Israel)        2.1%
10.  Tellabs, Inc. (United States)                           2.0%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                               1 Year           5 Year         Inception+
--------------------------------------------------------------------------------------------
Class B shares#                                   +14.60%          +13.76%           +15.53%
Class B shares##                                  +11.00%          +13.55%           +15.46%
Class C shares#                                   +14.73%          +13.82%           +15.59%
Class C shares##                                  +13.73%          +13.82%           +15.59%
Class H shares#                                   +14.56%          +13.76%           +15.53%
Class H shares##                                  +10.96%          +13.55%           +15.46%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed within year three or four, 2.00% if redeemed in year five, and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on October 31, 2000.
  +  Since November 14, 1994 -- Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES
FOR THE PERIOD ENDED 10/31/2000

ADDITIONS:                      ELIMINATIONS:
AstraZeneca Group plc           Citrix Systems, Inc.
Aurora Biosciences Corp.        DSP Communications, Inc.
Chubb Corp.(with rights)        East Japan Railway Co.
Cypress Semiconductor Corp.     Fuji Bank Ltd.
Hutchison Whampoa Ltd.          Global TeleSystems
LTX Corp.                        Group, Inc.
Nestle S.A.                     Hikari Tsushin, Inc.
PeopleSoft, Inc.                Orange plc
Riunione Adriatica di Sicurta   Sanofi-Synthelabo S.A.
 S.p.A.                         Synopsys, Inc.
Starbucks Corp.                 Univision
                                 Communications, Inc. Class A

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                         19.0%
Japan                         16.4%
France                         9.6%
United Kingdom                 9.2%
Cash Equivalents/Receivables   8.9%
Netherlands                    8.7%
Germany                        6.4%
United States                  6.0%
Italy                          5.7%
Spain                          4.1%
Hong Kong                      3.2%
Israel                         2.8%

INTERNATIONAL EQUITY PORTFOLIO

VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MSCI EAFE INDEX***  INTERNATIONAL EQUITY PORTFOLIO CLASS A
3/2/98             $10,000                                  $9,525
98                  $9,887                                  $9,434
99                 $12,198                                 $15,745
00                 $11,873                                 $18,138

INTERNATIONAL EQUITY PORTFOLIO CLASS A AVERAGE ANNUAL TOTAL RETURN

                                     SINCE
                         1 YEAR  MARCH 2, 1998@
With Sales Charge*       +9.73%         +24.99%
Without Sales Charge**  +15.20%         +27.29%

                     Annual period ended October 31, 2000
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of the stocks of Europe, Australia and the Far East.
   @  Date shares were first offered to the public.

TOP 10 EQUITY HOLDINGS AS OF 10/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Enron Corp. (United States)                             2.3%
 2.  Schlumberger Ltd.(United States)                        1.7%
 3.  China Unicom Ltd. ADR (China)                           1.6%
 4.  Canon, Inc. ADR (Japan)                                 1.5%
 5.  HSBC Holdings plc (United Kingdom)                      1.4%
 6.  ARM Holdings plc (United Kingdom)                       1.4%
 7.  Riverdeep Group plc ADR (Ireland)                       1.4%
 8.  Aventis S.A. ADR (France)                               1.3%
 9.  Royal Bank of Scotland Group plc (United Kingdom)       1.3%
10.  Broken Hill Proprietary Company Ltd. ADR
     (Australia)                                             1.3%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B shares#                                   +14.34%           +26.46%
Class B shares##                                  +10.74%           +25.78%
Class C shares#                                   +14.34%           +26.46%
Class C shares##                                  +13.34%           +26.46%
Class H shares#                                   +14.36%           +26.41%
Class H shares##                                  +10.76%           +25.73%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on October 31, 2000.
  +  Since March 2, 1998 -- Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES
FOR THE PERIOD ENDED 10/31/2000

ADDITIONS:                      ELIMINATIONS:
AstraZeneca Group plc           British Telecommunications plc
China Unicom Ltd. ADR            ADR
Computer & Technologies         Domtar, Inc.
 Holdings Ltd.                  Eircom plc
IHC Caland N.V.                 Equant N.V.
Nestle S.A.                     Global TeleSystems
Nycomed Amersham plc             Group, Inc.
Promotora de Informaciones      Hikari Tsushin, Inc.
 S.A.                           Italcementi S.p.A.
Riverdeep Group plc ADR         Mondadori (Arnoldo) Editore
Schlumberger Ltd.                S.p.A.
Telecom Italia Mobile S.p.A.    StarMedia Network, Inc.
                                Taiwan Semiconductor
                                 Manufacturing Co. Ltd. ADR

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 2000

COMMON STOCKS-95.03%
--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
            AUSTRALIA-0.88%
  180,000   Broken Hill Proprietary Co. Ltd. -- PETROLEUM AND COAL -- OIL AND GAS
              EXTRACTION...............................................................  $2,004,217   $  1,744,261
                                                                                         -----------  ------------
            BELGIUM-0.46%
    6,150   Dexia -- FINANCE -- DEPOSITORY CREDIT BANKING..............................     753,423        923,176
                                                                                         -----------  ------------
            CHINA-0.15%
   15,000   China Unicom Ltd. ADR (a) -- INFORMATION -- OTHER TELECOMMUNICATIONS.......     299,850        307,500
                                                                                         -----------  ------------
            FINLAND-1.84%
   89,000   Nokia Oyj -- COMPUTER MANUFACTURING -- COMMUNICATIONS EQUIPMENT............     114,656      3,657,910
                                                                                         -----------  ------------
            FRANCE-2.46%
   27,500   Aventis (Warrants) ADW (a) -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL AND
              PREPARATION..............................................................      93,872        299,062
   16,000   Axa -- FINANCE -- INSURANCE CARRIERS.......................................   2,132,803      2,115,609
   18,960   Carrefour S.A. -- RETAIL -- GROCERY STORES.................................   1,051,925      1,271,176
    8,600   Groupe Danone -- FOOD MANUFACTURING -- OTHER...............................     782,321      1,201,286
                                                                                         -----------  ------------
                                                                                          4,060,921      4,887,133
                                                                                         -----------  ------------
            GERMANY-0.56%
   20,000   Schering AG -- HEALTH CARE -- PHARMACEUTICAL AND MEDICINE MANUFACTURING....   1,235,208      1,110,356
                                                                                         -----------  ------------
            HONG KONG-1.75%
  225,000   China Mobile (Hong Kong) Ltd. (a) -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS.................................................................   1,385,148      1,449,686
  163,900   Hutchison Whampoa Ltd. -- REAL ESTATE, RENTAL AND LEASING -- ACTIVITIES
              RELATED TO REAL ESTATE...................................................   2,273,764      2,033,225
                                                                                         -----------  ------------
                                                                                          3,658,912      3,482,911
                                                                                         -----------  ------------
            ISRAEL-2.40%
   85,000   BATM Advanced Communications Ltd. -- ELECTRICAL EQUIPMENT
              MANUFACTURING -- COMPONENT OTHER.........................................     604,144        629,485
   70,000   Teva Pharmaceutical Industries Ltd. ADR -- HEALTH CARE -- PHARMACEUTICAL
              AND MEDICINE MANUFACTURING...............................................   1,417,687      4,138,750
                                                                                         -----------  ------------
                                                                                          2,021,831      4,768,235
                                                                                         -----------  ------------
            ITALY-1.94%
  146,000   Riunione Adriatica di Sicurta S.p.A. -- FINANCE -- INSURANCE CARRIERS......   1,825,245      1,914,406
  168,200   Telecom Italia S.p.A. -- INFORMATION -- WIRED TELECOMMUNICATIONS
              CARRIERS.................................................................   1,125,574      1,946,030
                                                                                         -----------  ------------
                                                                                          2,950,819      3,860,436
                                                                                         -----------  ------------
            JAPAN-14.21%
   21,000   Advantest Corp. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................   1,430,224      2,736,789
   21,960   Aiful Corp. -- FINANCE -- OTHER FINANCIAL INVESTMENT ACTIVITIES............     846,791      1,729,609
   73,000   Canon, Inc. ADR -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................   1,473,574      2,961,062
   41,000   Fujitsu Ltd. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     633,135        729,957
    6,000   Fujitsu Support and Service, Inc. -- INFORMATION -- OTHER INFORMATION
              SERVICES (E).............................................................      93,974        728,638
   15,900   Murata Manufacturing Co. Ltd. -- ELECTRICAL EQUIPMENT
              MANUFACTURING -- COMPONENT OTHER.........................................   1,034,725      1,901,768
   95,000   NEC Corp. -- COMPUTER MANUFACTURING -- COMPUTER AND PERIPHERAL EQUIPMENT...   1,285,522      1,809,690
   13,400   Nintendo Co. Ltd. -- TOY MANUFACTURING.....................................   1,609,675      2,215,130
      217   Nippon Telegraph and Telephone Corp. -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS..............................................   1,832,201      1,973,450
   14,400   Orix Corp. -- REAL ESTATE, RENTAL AND LEASING -- ACTIVITIES RELATED TO REAL
              ESTATE...................................................................   1,106,409      1,510,028
   30,000   Sony Corp. -- COMPUTER MANUFACTURING -- COMMUNICATIONS EQUIPMENT...........     973,223      2,395,824
   63,180   Sunkus & Associates, Inc. -- RETAIL -- GROCERY STORES......................   2,024,338      1,880,529
   19,000   Takeda Chemical Industries Ltd. -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL
              AND PREPARATION..........................................................     770,866      1,251,122
   20,200   Tokyo Electron Ltd. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................   1,062,208      1,579,888
   30,000   Trend Micro, Inc. (a) -- INFORMATION -- OTHER INFORMATION SERVICES.........   1,545,335      2,829,929
                                                                                         -----------  ------------
                                                                                         17,722,200     28,233,413
                                                                                         -----------  ------------
            MEXICO-0.94%
   34,500   Grupo Televisa S.A. GDR (a) -- ENTERTAINMENT -- RADIO AND TELEVISION
              BROADCASTING.............................................................   1,098,100      1,867,312
                                                                                         -----------  ------------
            NETHERLANDS-2.09%
   18,486   IHC Caland N.V. -- PETROLEUM AND COAL -- MINING SUPPORT ACTIVITIES.........     386,766        814,774
   21,000   KPNQwest N.V. (a) -- INFORMATION -- INTERNET SERVICE PROVIDERS AND WEB
              SEARCH PORTALS...........................................................     437,850        508,178
   60,000   VNU N.V. -- ENTERTAINMENT -- NEWSPAPER, PERIODICAL, BOOK AND DATABASE
              PUBLISHERS...............................................................   1,395,594      2,822,508
                                                                                         -----------  ------------
                                                                                          2,220,210      4,145,460
                                                                                         -----------  ------------

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
            NORWAY-1.13%
  103,000   Petroleum Geo-Services ADR (a) -- PETROLEUM AND COAL -- MINING SUPPORT
              ACTIVITIES...............................................................  $1,553,552   $  1,409,812
   70,000   Stolt Comex Seaway S.A. (a) -- PETROLEUM AND COAL -- OIL AND GAS
              EXTRACTION...............................................................     493,694        835,625
                                                                                         -----------  ------------
                                                                                          2,047,246      2,245,437
                                                                                         -----------  ------------
            SOUTH AFRICA-0.28%
   80,000   Sappi Ltd. -- PAPER, PULP AND PAPERBOARD MILLS.............................     667,645        548,242
                                                                                         -----------  ------------
            SOUTH KOREA-0.37%
   61,000   Korea Electric Power Corp. ADR -- UTILITIES -- ELECTRIC GENERATION,
              TRANSMISSION AND DISTRIBUTION............................................     816,362        743,437
                                                                                         -----------  ------------
            SPAIN-2.39%
   65,000   Repsol-YPF S.A. -- PETROLEUM AND COAL -- OIL AND GAS EXTRACTION............   1,030,404      1,031,359
   64,296   Telefonica S.A. ADR -- INFORMATION -- TELECOMMUNICATIONS RESELLERS.........   1,381,702      3,725,149
                                                                                         -----------  ------------
                                                                                          2,412,106      4,756,508
                                                                                         -----------  ------------
            SWEDEN-2.17%
  310,000   Ericsson (L.M.) Telephone Co. Class B ADR -- COMPUTER
              MANUFACTURING -- COMMUNICATIONS EQUIPMENT................................     750,719      4,301,250
                                                                                         -----------  ------------
            SWITZERLAND-1.82%
    1,200   Nestle S.A. -- FOOD MANUFACTURING -- OTHER.................................   2,383,799      2,485,957
      124   Roche Holding AG -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL AND
              PREPARATION..............................................................     785,444      1,132,351
                                                                                         -----------  ------------
                                                                                          3,169,243      3,618,308
                                                                                         -----------  ------------
            UNITED KINGDOM-7.02%
   40,000   AstraZeneca Group plc -- HEALTH CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING............................................................   2,001,494      1,881,340
  255,600   Capita Group plc -- PUBLIC -- ADMINISTRATION OF HUMAN RESOURCE PROGRAMS....     185,210      1,963,419
  193,500   Energis plc (a) -- INFORMATION -- WIRED TELECOMMUNICATIONS CARRIERS........     185,606      1,656,385
2,027,320   Vodafone Group plc -- INFORMATION -- TELECOMMUNICATIONS CARRIERS...........   1,721,083      8,441,549
                                                                                         -----------  ------------
                                                                                          4,093,393     13,942,693
                                                                                         -----------  ------------
            UNITED STATES-50.17%
   17,000   Aether Systems, Inc. (a) -- INFORMATION -- TELECOMMUNICATIONS CARRIERS.....   1,998,047      1,370,625
   72,000   Altera Corp. (a) -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     378,171      2,947,500
   22,000   Applied Materials, Inc. (a) -- MACHINERY MANUFACTURING -- INDUSTRIAL
              MACHINERY................................................................     616,344      1,168,750
   42,800   Aurora Biosciences Corp. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND
              DEVELOPMENT SERVICES.....................................................   2,665,300      2,608,125
    1,500   Avanex Corp. (a) -- ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT
              OTHER....................................................................      54,000        152,344
   48,750   Baker Hughes, Inc. -- PETROLEUM AND COAL -- MINING SUPPORT ACTIVITIES......     934,074      1,675,781
  174,000   Bed Bath & Beyond, Inc. (a) -- RETAIL -- HOME FURNISHINGS STORES...........   1,073,371      4,491,375
    3,200   Broadcom Corp. Class A (a) -- COMPUTER MANUFACTURING -- SEMICONDUCTOR,
              ELECTRONIC COMPONENT.....................................................     472,000        711,600
    4,000   Brocade Communications Systems, Inc. (a) -- PROFESSIONAL
              SERVICES -- COMPUTER SYSTEMS DESIGN AND RELATED..........................     815,875        909,500
   19,950   Cardinal Health, Inc. -- WHOLESALERS -- DRUGS AND DRUGGISTS SUNDRIES.......     686,723      1,890,263
  158,425   Cheesecake Factory, Inc. (a) -- FOOD SERVICE -- FULL-SERVICE RESTAURANTS...   2,101,505      7,020,208
   47,000   Chiron Corp. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
              SERVICES.................................................................   1,516,708      2,035,688
   30,000   Chubb Corp. (with rights) -- FINANCE -- INSURANCE CARRIERS.................   1,902,777      2,533,125
    2,500   Ciphergen Biosystems, Inc. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND
              DEVELOPMENT SERVICES.....................................................      40,000         77,500
  104,000   Cisco Systems, Inc. (a) -- COMPUTER MANUFACTURING -- COMMUNICATIONS
              EQUIPMENT................................................................     139,389      5,603,000
   54,100   Comcast Corp. Special Class A (a) -- ENTERTAINMENT -- CABLE AND OTHER
              SUBSCRIPTION PROGRAMMING.................................................   1,909,238      2,204,575
   62,000   Cypress Semiconductor Corp. (a) -- COMPUTER MANUFACTURING -- SEMICONDUCTOR,
              ELECTRONIC COMPONENT.....................................................   2,682,995      2,321,125
    6,300   DigitalThink, Inc. (a) -- INFORMATION -- OTHER INFORMATION SERVICES........      88,200        221,977
   18,800   Discovery Partners International (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH
              AND DEVELOPMENT SERVICES.................................................     344,766        282,000
   31,000   Docent, Inc. (a) -- INFORMATION -- OTHER INFORMATION SERVICES..............     416,562        798,250
   47,000   Enron Corp. -- PETROLEUM AND COAL -- NATURAL GAS DISTRIBUTION..............   1,535,425      3,856,938
  122,000   EOG Resources, Inc. -- PETROLEUM AND COAL -- OIL AND GAS EXTRACTION........   2,604,441      4,803,750
   31,000   Guidant Corp. (a) -- MANUFACTURING -- ELECTROMEDICAL.......................   1,234,175      1,641,063
    3,300   Illumina, Inc. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
              SERVICES.................................................................      52,800        107,250
   43,800   Intuit, Inc. (a) -- INFORMATION -- SOFTWARE PUBLISHERS.....................     912,180      2,690,963
  106,400   LTX Corp. (a) -- COMPUTER MANUFACTURING -- NAVIGATIONAL, MEASURING AND
              CONTROL INSTRUMENTS......................................................   1,938,686      1,489,600
   32,700   Medtronic, Inc. (with rights) -- MANUFACTURING -- ELECTROMEDICAL...........   1,017,216      1,776,019
   39,000   Motorola, Inc. -- COMPUTER MANUFACTURING -- COMMUNICATIONS EQUIPMENT.......     898,596        972,563
    7,000   Next Level Communications, Inc. (a) -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS..............................................     140,000        327,688
    4,000   OmniSky Corporation (a) -- INFORMATION -- OTHER TELECOMMUNICATIONS.........      48,000         56,000

--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
   71,100   Outback Steakhouse, Inc. (a) -- FOOD SERVICE -- FULL-SERVICE RESTAURANTS...  $1,684,569   $  2,026,350
   26,000   PE Corp. -- CELERA GENOMICS (A) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND
              DEVELOPMENT SERVICES.....................................................     160,327      1,755,000
   96,500   PE Corp. -- PE BIOSYSTEMS GROUP -- COMPUTER MANUFACTURING -- NAVIGATIONAL,
              MEASURING AND CONTROL INSTRUMENTS........................................   1,426,474     11,290,500
   61,000   PeopleSoft, Inc. (a) -- CAPITAL SPENDING...................................     994,763      2,662,078
   18,000   Phillips Petroleum Co. -- PETROLEUM AND COAL -- PRODUCTS MANUFACTURING.....   1,127,201      1,111,500
   48,000   RadioShack Corp. (with rights) -- RETAIL -- ELECTRONICS AND APPLIANCE
              STORES...................................................................   1,857,355      2,862,000
   22,682   Schlumberger Ltd. -- PETROLEUM AND COAL -- MINING SUPPORT ACTIVITIES.......   1,208,759      1,726,667
   55,000   Starbucks Corp. (a) -- FOOD SERVICE -- LIMITED-SERVICE EATING PLACES.......   1,574,481      2,457,813
   80,000   Tellabs, Inc. (a) -- INFORMATION -- WIRED TELECOMMUNICATIONS CARRIERS......     537,810      3,995,000
   38,000   Tidewater, Inc. -- PETROLEUM AND COAL -- MINING SUPPORT ACTIVITIES.........   1,065,942      1,755,125
   36,800   Transgenomic, Inc. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND
              DEVELOPMENT SERVICES.....................................................     592,850        552,000
   45,000   Transocean Sedco Forex, Inc. -- PETROLEUM AND COAL -- MINING SUPPORT
              ACTIVITIES...............................................................   2,339,905      2,385,000
   16,000   Varian, Inc. (a) -- COMPUTER MANUFACTURING -- NAVIGATIONAL, MEASURING AND
              CONTROL INSTRUMENTS......................................................     430,501        493,000
   80,800   Xilinx, Inc. (a) -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     463,180      5,852,950
                                                                                         -----------  ------------
                                                                                         46,681,681     99,670,128
                                                                                         -----------  ------------
            TOTAL COMMON STOCKS........................................................  $98,778,742  $188,814,106
                                                                                         ===========  ============

PREFERRED STOCKS-0.82%
--------------------------------------------------------------------------------

                                                                                                         Market
Shares                                                                                    Cost (b)     Value (c)
------                                                                                   -----------  ------------
        GERMANY-0.82%
8,300   SAP AG Preferred -- INFORMATION -- SOFTWARE PUBLISHERS.........................  $  156,657   $  1,628,621
                                                                                         -----------  ------------
        TOTAL LONG-TERM INVESTMENTS....................................................  $98,935,399  $190,442,727
                                                                                         ===========  ============

SHORT-TERM INVESTMENTS-4.06%
--------------------------------------------------------------------------------

Principal                                                                                                 Market
  Amount                                                                                                Value (c)
----------                                                                                             ------------
            FINANCE-CONSUMER LENDING-1.61%
$3,206,000  Associates Corp. Master Variable Rate Note, Current Rate -- 6.51%........................  $  3,206,000
                                                                                                       ------------
            FINANCE-DEPOSITORY CREDIT BANKING-2.45%
4,863,502   U.S. Bank N.A. Money Market Variable Rate Time Deposit, Current rate -- 6.42%............     4,863,502
                                                                                                       ------------
            TOTAL SHORT-TERM INVESTMENTS.............................................................     8,069,502
                                                                                                       ------------
            TOTAL INVESTMENTS IN SECURITIES (COST: $107,004,901) (b).................................  $198,512,229
                                                                                                       ============

 (a) Presently not paying dividend income.
 (b) At October 31, 2000, the cost of securities for federal income tax purposes was $107,427,668 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 94,345,618
Unrealized depreciation.....................................    (2,857,438)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 91,488,180
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This investment has been identified by portfolio management as an illiquid security:

Date Acquired    Shares/Par  Security                                  Cost Basis
-------------    ----------  --------                                  ----------
1998               6,000     Fujitsu Support and Service, Inc.          $93,974

        The value of this security at October 31, 2000, was $728,638, which represents .37% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2000

COMMON STOCKS-90.45%
--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
            AUSTRALIA-1.29%
   21,000   Broken Hill Proprietary Company Ltd. ADR -- PETROLEUM AND COAL -- OIL AND
              GAS EXTRACTION...........................................................  $  464,071   $    416,062
                                                                                         -----------  ------------
            BELGIUM-0.14%
      307   Dexia -- FINANCE -- DEPOSITORY CREDIT BANKING..............................      37,840         46,084
                                                                                         -----------  ------------
            BRAZIL-0.56%
   12,000   Aracruz Celulose S.A. ADR -- PAPER, PULP AND PAPERBOARD MILLS..............     236,032        180,000
                                                                                         -----------  ------------
            CANADA-1.95%
    5,000   Nortel Networks Corp. -- INFORMATION -- OTHER TELECOMMUNICATIONS...........     154,525        227,500
   14,000   Precision Drilling Corp. (a) -- PETROLEUM AND COAL -- MINING SUPPORT
              ACTIVITIES...............................................................     380,582        400,750
                                                                                         -----------  ------------
                                                                                            535,107        628,250
                                                                                         -----------  ------------
            CHINA-1.59%
   25,000   China Unicom Ltd. ADR (a) -- INFORMATION -- OTHER TELECOMMUNICATIONS.......     499,750        512,500
                                                                                         -----------  ------------
            DENMARK-1.18%
    7,000   Vestas Wind Systems A/S -- MACHINERY MANUFACTURING -- ENGINE, TURBINE AND
              POWER TRANSMISSION EQUIPMENT.............................................      28,631        378,654
                                                                                         -----------  ------------
            FINLAND-1.43%
    5,600   Nokia Oyj Corp. ADR -- COMPUTER MANUFACTURING -- COMMUNICATIONS
              EQUIPMENT................................................................      50,173        239,400
   10,000   Sonera Oyj -- INFORMATION -- TELECOMMUNICATIONS RESELLERS..................     256,619        220,037
                                                                                         -----------  ------------
                                                                                            306,792        459,437
                                                                                         -----------  ------------
            FRANCE-9.56%
    6,500   Alcatel ADR -- COMPUTER MANUFACTURING -- COMMUNICATIONS EQUIPMENT..........     213,984        405,438
    6,000   Aventis S.A. ADR -- HEALTH CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING............................................................     333,269        432,375
    2,000   Axa -- FINANCE -- INSURANCE CARRIERS.......................................     303,982        264,451
    4,500   Axa ADR -- FINANCE -- INSURANCE CARRIERS...................................     315,587        298,969
    1,080   Carrefour S.A. -- RETAIL -- GROCERY STORES.................................      60,849         72,409
    1,750   Castorama Dubois Investissement S.A. -- RETAIL -- BUILDING MATERIALS AND
              SUPPLIES DEALERS.........................................................     368,890        355,399
    5,500   STMicroelectronics N.V. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR,
              ELECTRONIC COMPONENT.....................................................     201,961        285,656
    1,800   Suez Lyonnaise des Eaux S.A. -- UTILITIES -- WATER, SEWAGE AND OTHER
              SYSTEMS..................................................................     283,367        274,317
    7,266   Thomson Multimedia S.A. (a) -- COMPUTER MANUFACTURING -- COMPUTER AND
              PERIPHERAL EQUIPMENT.....................................................     480,537        332,568
    2,500   Total Fina Elf S.A. -- PETROLEUM AND COAL -- PRODUCTS MANUFACTURING........     380,599        357,263
                                                                                         -----------  ------------
                                                                                          2,943,025      3,078,845
                                                                                         -----------  ------------
            GERMANY-5.61%
    1,200   Allianz AG -- FINANCE -- INSURANCE CARRIERS................................     410,640        403,491
    3,000   BASF AG -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL AND PREPARATION........     133,548        116,969
    5,000   BASF AG ADR -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL AND PREPARATION....     220,962        196,250
    4,500   Bayer AG -- CHEMICAL MANUFACTURING -- BASIC CHEMICAL MANUFACTURING.........     217,142        192,426
    1,200   Deutsche Bank AG -- FINANCE -- DEPOSITORY CREDIT BANKING...................      77,231         97,135
    3,000   Epcos AG (a) -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     101,472        228,343
    2,500   Lion Bioscience AG ADR (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND
              DEVELOPMENT SERVICES.....................................................      99,209        192,656
    5,000   Schering AG -- HEALTH CARE -- PHARMACEUTICAL AND MEDICINE MANUFACTURING....     309,581        277,589
      800   Siemens AG -- COMPUTER MANUFACTURING -- NAVIGATIONAL, MEASURING AND CONTROL
              INSTRUMENTS..............................................................      58,901        101,712
                                                                                         -----------  ------------
                                                                                          1,628,686      1,806,571
                                                                                         -----------  ------------
            GREECE-0.82%
   30,000   Hellenic Telecommunications Organization S.A. ADR -- INFORMATION -- OTHER
              TELECOMMUNICATIONS.......................................................     360,864        262,500
                                                                                         -----------  ------------
            HONG KONG-3.22%
   50,000   China Mobile (Hong Kong) Ltd. (a) -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS.................................................................     307,811        322,153
  578,000   Computer & Technologies Holdings Ltd. -- INFORMATION -- OTHER INFORMATION
              SERVICES.................................................................     626,625        396,494
   25,800   Hutchison Whampoa Ltd. -- REAL ESTATE, RENTAL AND LEASING -- ACTIVITIES
              RELATED TO REAL ESTATE...................................................     358,688        320,056
                                                                                         -----------  ------------
                                                                                          1,293,124      1,038,703
                                                                                         -----------  ------------
            IRELAND-1.38%
   20,000   Riverdeep Group plc ADR (a) -- EDUCATION -- ELEMENTARY AND SECONDARY
              SCHOOLS..................................................................     395,125        445,000
                                                                                         -----------  ------------

--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
            ISRAEL-2.82%
   37,000   BATM Advanced Communications Ltd. -- ELECTRICAL EQUIPMENT
              MANUFACTURING -- COMPONENT OTHER.........................................  $  246,120   $    274,011
   10,000   RADVision Ltd. (a) -- INFORMATION -- OTHER INFORMATION SERVICES............     196,250        221,250
    7,000   Teva Pharmaceutical Industries Ltd. ADR -- HEALTH CARE -- PHARMACEUTICAL
              AND MEDICINE MANUFACTURING...............................................     256,425        413,875
                                                                                         -----------  ------------
                                                                                            698,795        909,136
                                                                                         -----------  ------------
            ITALY-5.65%
   16,000   Bipop-Carire S.p.A. -- FINANCE -- DEPOSITORY CREDIT BANKING................      75,559        126,394
   16,000   Bulgari S.p.A. -- RETAIL -- JEWELRY, LUGGAGE AND LEATHER GOODS STORES......     118,561        188,099
    1,600   e.Biscom S.p.A. (a) -- INFORMATION -- INTERNET SERVICE PROVIDERS AND WEB
              SEARCH PORTALS...........................................................     248,192        205,594
   60,000   Enel S.p.A. -- UTILITIES -- ELECTRIC GENERATION, TRANSMISSION AND
              DISTRIBUTION.............................................................     272,500        222,241
   13,000   Fiat S.p.A. -- MANUFACTURING -- MOTOR VEHICLE..............................     347,381        301,915
   25,000   Riunione Adriatica di Sicurta S.p.A. -- FINANCE -- INSURANCE CARRIERS......     312,212        327,809
   75,000   Telecom Italia Mobile S.p.A. -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS.................................................................     319,363        397,312
    4,500   Telecom Italia S.p.A. -- INFORMATION -- WIRED TELECOMMUNICATIONS
              CARRIERS.................................................................      32,617         52,064
                                                                                         -----------  ------------
                                                                                          1,726,385      1,821,428
                                                                                         -----------  ------------
            JAPAN-16.38%
    2,400   Advantest Corp. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     350,438        312,776
    2,940   Aiful Corp. -- FINANCE -- OTHER FINANCIAL INVESTMENT ACTIVITIES............     218,916        231,560
    6,000   Bank of Tokyo-Mitsubishi Ltd. -- FINANCE -- DEPOSITORY CREDIT BANKING......      84,515         71,930
   12,000   Canon, Inc. ADR -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     481,625        486,750
    3,000   Fujitsu Ltd. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................      46,284         53,411
    2,000   Fujitsu Support and Service, Inc. -- INFORMATION -- OTHER INFORMATION
              SERVICES (E).............................................................      31,414        242,879
       25   JSAT Corp. -- INFORMATION -- TELECOMMUNICATIONS SATELLITE..................     160,920        202,628
    1,200   Matsushita Electric Industrial Co. Ltd. ADR -- COMPUTER
              MANUFACTURING -- COMMUNICATIONS EQUIPMENT................................     299,769        350,700
    2,100   Murata Manufacturing Co. Ltd. -- ELECTRICAL EQUIPMENT
              MANUFACTURING -- COMPONENT OTHER.........................................     277,348        251,177
   14,000   NEC Corp. -- COMPUTER MANUFACTURING -- COMPUTER AND PERIPHERAL EQUIPMENT...     303,333        266,691
      600   Nintendo Co. Ltd. -- TOY MANUFACTURING.....................................      72,232         99,185
    4,024   Nippon Telegraph & Telephone Corp. ADR -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS..............................................     259,660        183,847
   16,000   Nomura Securities Co., Ltd. -- FINANCE -- OTHER FINANCIAL INVESTMENT
              ACTIVITIES...............................................................     419,001        339,225
    1,200   Orix Corp. -- REAL ESTATE, RENTAL AND LEASING -- ACTIVITIES RELATED TO REAL
              ESTATE...................................................................      92,193        125,836
    7,000   Shin-Etsu Chemical Co. Ltd. -- CHEMICAL MANUFACTURING -- RESIN, SYNTHETIC
              RUBBER AND FILAMENTS.....................................................     305,650        287,206
    3,200   Sony Corp. ADR -- COMPUTER MANUFACTURING -- COMMUNICATIONS EQUIPMENT.......     268,688        265,600
    5,200   Sunkus & Associates, Inc. -- RETAIL -- GROCERY STORES......................     157,288        154,776
    6,000   Takeda Chemical Industries Ltd. -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL
              AND PREPARATION..........................................................     334,592        395,091
    2,800   Tokyo Electron Ltd. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     223,172        218,994
   39,000   Toshiba Corp. -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................     334,448        278,597
    3,000   Trend Micro, Inc. (a) -- INFORMATION -- OTHER INFORMATION SERVICES.........     154,255        282,993
    2,000   Yamada Denki Co. Ltd. -- RETAIL -- ELECTRONICS AND APPLIANCE STORES........      45,274        175,840
                                                                                         -----------  ------------
                                                                                          4,921,015      5,277,692
                                                                                         -----------  ------------
            MEXICO-2.33%
    3,000   Grupo Televisa S.A. GDR (a) -- ENTERTAINMENT -- RADIO AND TELEVISION
              BROADCASTING.............................................................     116,205        162,375
    4,000   Telefonos de Mexico S.A. ADR Class L -- INFORMATION -- TELECOMMUNICATIONS
              RESELLERS................................................................     249,245        215,750
  167,000   Wal-Mart de Mexico S.A. de CV (a) -- RETAIL -- OTHER GENERAL MERCHANDISE
              STORES...................................................................     291,651        371,673
                                                                                         -----------  ------------
                                                                                            657,101        749,798
                                                                                         -----------  ------------
            NETHERLANDS-8.67%
   12,000   ASM Lithography Holding N.V. (a) -- MACHINERY MANUFACTURING -- INDUSTRIAL
              MACHINERY................................................................     354,300        333,750
    8,216   IHC Caland N.V. -- PETROLEUM AND COAL -- MINING SUPPORT ACTIVITIES.........     364,764        362,122
    3,900   ING Groep N.V. -- FINANCE -- INTERNATIONAL TRADE FINANCING.................     215,474        267,492
   10,000   KPNQwest N.V. (a) -- INFORMATION -- INTERNET SERVICE PROVIDERS AND WEB
              SEARCH PORTALS...........................................................     208,480        241,990
    8,000   Philips Electronics N.V. -- ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT
              OTHER....................................................................     275,208        319,500
    6,000   Qiagen N.V. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
              SERVICES.................................................................     265,148        255,297
    5,500   Royal Dutch Petroleum Co. NY Shares -- PETROLEUM AND COAL -- PRODUCTS
              MANUFACTURING............................................................     311,872        326,563
    6,000   United Pan-Europe Communications N.V. (a) -- ENTERTAINMENT -- CABLE AND
              OTHER SUBSCRIPTION PROGRAMMING...........................................      65,540        105,018
    7,000   Versatel Telecom International N.V. (a) -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS..............................................      73,794        137,947
    5,200   VNU N.V. -- ENTERTAINMENT -- NEWSPAPER, PERIODICAL, BOOK AND DATABASE
              PUBLISHERS...............................................................     260,992        244,617

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
   10,500   Vopak N.V. -- TRANSPORTATION...............................................  $  262,082   $    200,245
                                                                                         -----------  ------------
                                                                                          2,657,654      2,794,541
                                                                                         -----------  ------------
            NORWAY-1.41%
   20,000   Petroleum Geo-Services ADR (a) -- PETROLEUM AND COAL -- MINING SUPPORT
              ACTIVITIES...............................................................     377,826        273,750
   15,000   Stolt Comex Seaway S.A. (a) -- PETROLEUM AND COAL -- OIL AND GAS
              EXTRACTION...............................................................     240,937        179,063
                                                                                         -----------  ------------
                                                                                            618,763        452,813
                                                                                         -----------  ------------
            SINGAPORE-0.70%
   13,500   ST Assembly Test Services Ltd. ADR (a) -- COMPUTER
              MANUFACTURING -- NAVIGATIONAL, MEASURING AND CONTROL INSTRUMENTS.........     283,500        226,969
                                                                                         -----------  ------------
            SOUTH AFRICA-0.74%
   35,000   Sappi Ltd. -- PAPER, PULP AND PAPERBOARD MILLS.............................     291,952        239,856
                                                                                         -----------  ------------
            SOUTH KOREA-0.81%
   21,400   Korea Electric Power Corp. ADR -- UTILITIES -- ELECTRIC GENERATION,
              TRANSMISSION AND DISTRIBUTION............................................     264,685        260,813
                                                                                         -----------  ------------
            SPAIN-4.07%
    3,666   Banco Bilbao Vizcaya Argentaria S.A. -- FINANCE -- DEPOSITORY CREDIT
              BANKING..................................................................      44,419         48,785
   10,000   Grupo Auxiliar Metalurgico, S.A. (Gamesa) (a) -- UTILITIES -- ELECTRIC
              GENERATION, TRANSMISSION AND DISTRIBUTION................................     106,344        184,183
    8,000   Jazztel plc ADR (a) -- INFORMATION -- INTERNET SERVICE PROVIDERS AND WEB
              SEARCH PORTALS...........................................................     139,576        141,500
   20,000   Promotora de Informaciones S.A. (Prisa) (a) -- ENTERTAINMENT -- CABLE AND
              OTHER SUBSCRIPTION PROGRAMMING...........................................     390,208        384,810
    1,000   Repsol-YPF S.A. -- PETROLEUM AND COAL -- OIL AND GAS EXTRACTION............      20,479         15,867
   10,000   Repsol-YPF S.A. ADR -- PETROLEUM AND COAL -- OIL AND GAS EXTRACTION........     208,254        159,375
    2,991   Telefonica S.A. ADR -- INFORMATION -- TELECOMMUNICATIONS RESELLERS.........     154,034        173,291
    8,500   Terra Networks S.A. (a) -- INFORMATION -- INTERNET SERVICE PROVIDERS AND
              WEB SEARCH PORTALS.......................................................     113,941        203,170
                                                                                         -----------  ------------
                                                                                          1,177,255      1,310,981
                                                                                         -----------  ------------
            SWEDEN-0.73%
   17,000   Ericsson (L.M.) Telephone Co. Class B ADR -- COMPUTER
              MANUFACTURING -- COMMUNICATIONS EQUIPMENT................................     162,000        235,875
                                                                                         -----------  ------------
            SWITZERLAND-2.25%
      200   Nestle S.A. -- FOOD MANUFACTURING -- OTHER.................................     398,340        414,326
       25   Roche Holding AG -- CHEMICAL MANUFACTURING -- OTHER CHEMICAL AND
              PREPARATION..............................................................     276,354        228,297
      600   UBS AG -- FINANCE -- INTERNATIONAL TRADE FINANCING.........................      88,662         83,088
                                                                                         -----------  ------------
                                                                                            763,356        725,711
                                                                                         -----------  ------------
            UNITED KINGDOM-9.19%
   46,000   ARM Holdings plc (a) -- COMPUTER MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT................................................................      22,333        454,217
    8,000   AstraZeneca Group plc -- HEALTH CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING............................................................     357,381        376,268
    6,000   BP Amoco plc ADR -- PETROLEUM AND COAL -- PRODUCTS MANUFACTURING...........     316,828        305,625
   32,800   HSBC Holdings plc -- FINANCE -- DEPOSITORY CREDIT BANKING..................     393,219        456,309
   45,000   Nycomed Amersham plc -- HEALTH CARE -- MEDICAL EQUIPMENT AND SUPPLIES
              MANUFACTURING............................................................     391,811        403,175
   19,000   Royal Bank of Scotland Group plc -- FINANCE -- DEPOSITORY CREDIT BANKING...     279,608        426,816
   88,447   Vodafone Group plc -- INFORMATION -- TELECOMMUNICATIONS CARRIERS...........     227,018        368,284
    4,000   Vodafone Group plc ADR -- INFORMATION -- TELECOMMUNICATIONS CARRIERS.......     144,468        170,250
                                                                                         -----------  ------------
                                                                                          2,132,666      2,960,944
                                                                                         -----------  ------------
            UNITED STATES-5.97%
    1,800   Comverse Technology, Inc. (a) -- COMPUTER MANUFACTURING -- COMMUNICATIONS
              EQUIPMENT................................................................      59,962        201,150
   10,000   deCODE GENETICS, Inc. (a) -- HEALTH CARE -- SCIENTIFIC RESEARCH AND
              DEVELOPMENT SERVICES.....................................................     180,000        210,000
    9,000   Enron Corp. -- PETROLEUM AND COAL -- NATURAL GAS DISTRIBUTION..............     506,156        738,563
    2,600   Phone.com, Inc. (with rights) (a) -- INFORMATION -- SOFTWARE PUBLISHERS....      20,800        240,663
    7,000   Schlumberger Ltd. -- PETROLEUM AND COAL -- MINING SUPPORT ACTIVITIES.......     550,459        532,875
                                                                                         -----------  ------------
                                                                                          1,317,377      1,923,251
                                                                                         -----------  ------------
            TOTAL COMMON STOCKS........................................................  $26,401,551  $ 29,142,414
                                                                                         ===========  ============

PREFERRED STOCKS-1.61%
--------------------------------------------------------------------------------

                                                                                                         Market
  Shares                                                                                  Cost (b)     Value (c)
----------                                                                               -----------  ------------
            BRAZIL-0.82%
   10,000   Petroleo Brasileiro S.A. ADR Preferred -- PETROLEUM AND COAL -- OIL AND GAS
              EXTRACTION...............................................................  $  177,063   $    265,195
                                                                                         -----------  ------------
            GERMANY-0.79%
    1,300   SAP AG Preferred -- INFORMATION -- SOFTWARE PUBLISHERS.....................     267,877        255,085
                                                                                         -----------  ------------
            TOTAL PREFERRED STOCKS.....................................................     444,940        520,280
                                                                                         -----------  ------------
            TOTAL LONG-TERM INVESTMENTS................................................  $26,846,491  $ 29,662,694
                                                                                         ===========  ============

SHORT-TERM INVESTMENTS-8.85%
--------------------------------------------------------------------------------

Principal                                                                                                 Market
  Amount                                                                                                Value (c)
----------                                                                                             ------------
            FINANCE-CONSUMER LENDING-4.32%
$1,393,000  Associates Corp. Master Variable Rate Note, Current Rate -- 6.51%........................  $  1,393,000
                                                                                                       ------------
            FINANCE-DEPOSITORY CREDIT BANKING-4.53%
1,459,328   U.S. Bank N.A. Money Market Variable Rate Time Deposit, Current rate -- 6.42%............     1,459,328
                                                                                                       ------------
            TOTAL SHORT-TERM INVESTMENTS.............................................................     2,852,328
                                                                                                       ------------
            TOTAL INVESTMENTS IN SECURITIES (COST: $29,698,819) (b)..................................  $ 32,515,022
                                                                                                       ============

 (a) Presently not paying dividend income.
 (b) At October 31, 2000, the cost of securities for federal income tax purposes was $29,732,462 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  4,747,438
Unrealized depreciation.....................................    (1,931,235)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  2,816,203
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This investment has been identified by portfolio management as an illiquid security:

Date Acquired    Shares/Par  Security                                  Cost Basis
-------------    ----------  --------                                  ----------
1998               2,000     Fujitsu Support and Service, Inc.            31,414

         The value of this security at October 31, 2000, was $242,879 which represents .75% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

October 31, 2000

--------------------------------------------------------------------------------

                                                                                GLOBAL     INTERNATIONAL
                                                                                GROWTH        EQUITY
                                                                              PORTFOLIO      PORTFOLIO
                                                                              ---------    -------------
ASSETS:
  Investments in securities, as detailed in the accompanying schedules, at
    market (cost $107,004,901; $29,698,819) (Note 1).......................  $198,512,229   $32,515,022
  Collateral for securities lending transactions (Note 1)..................    25,151,240            --
  Receivables:
    Unrealized appreciation on forward foreign currency contracts..........           187           491
    Investment securities sold.............................................     1,304,679       285,249
    Interest and dividends.................................................       166,380        32,209
    Subscriptions of capital stock.........................................       416,343         5,207
  Deferred registration costs (Note 1).....................................        16,161        11,287
  Deferred organization costs (Note 1).....................................            --        11,301
                                                                             ------------   -----------
TOTAL ASSETS...............................................................   225,567,219    32,860,766
                                                                             ------------   -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency contracts (Note 1 and
    3).....................................................................        12,823         3,088
  Payable upon return of securities loaned (Note 1)........................    25,151,240            --
  Payable for investment securities purchased..............................     1,477,100       585,195
  Redemptions of capital stock.............................................         2,127         3,589
  Payable for investment advisory and management fees (Note 2).............       167,976        27,838
  Payable for distribution fees (Note 2)...................................         2,335           426
  Accounts payable and accrued expenses....................................        69,383        19,411
                                                                             ------------   -----------
TOTAL LIABILITIES..........................................................    26,882,984       639,547
                                                                             ------------   -----------
NET ASSETS:
  Net proceeds of capital stock, par value $.01 per share-authorized
    10,000,000,000; 10,000,000,000 shares; respectively....................    94,964,382    30,475,434
  Unrealized appreciation of investments in securities and the translations
    of assets and liabilities denominated in foreign currency..............    91,496,057     2,815,790
  Accumulated net realized gain (loss) from the sale of investments and
    foreign currency transactions..........................................    12,223,796    (1,070,005)
                                                                             ------------   -----------
TOTAL NET ASSETS...........................................................  $198,684,235   $32,221,219
                                                                             ============   ===========
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $148,027,062 and $21,827,260;
  respectively and 4,553,938 and 1,113,701 shares outstanding;
  respectively)............................................................        $32.51        $19.60
                                                                             ------------   -----------
Class B shares (based on net assets of $18,716,863 and $3,873,171;
  respectively and 603,624 and 199,889 shares outstanding; respectively)...        $31.01        $19.38
                                                                             ------------   -----------
Class C shares (based on net assets of $6,604,120 and $1,982,610;
  respectively and 212,216 and 102,312 shares outstanding; respectively)...        $31.12        $19.38
                                                                             ------------   -----------
Class H shares (based on net assets of $25,336,190 and $4,538,178;
  respectively and 817,027 and 234,452 shares outstanding; respectively)...        $31.01        $19.36
                                                                             ------------   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

For the Year Ended October 31, 2000

--------------------------------------------------------------------------------

                                                      GLOBAL     INTERNATIONAL
                                                      GROWTH        EQUITY
                                                     PORTFOLIO     PORTFOLIO
                                                     ---------   -------------
NET INVESTMENT LOSS
  Income:
    Interest income...............................  $  502,363    $   199,941
    Dividend income (Net of foreign witholding
     taxes of $54,766 and $16,078,
     respectively)................................     673,363        206,743
    Fee income (Note 1)...........................      59,044             --
                                                    -----------   -----------
  Total income....................................   1,234,770        406,684
                                                    -----------   -----------
  Expenses:
    Investment advisory and management fees (Note
     2)...........................................   2,146,014        314,488
    Distribution fees (Class A) (Note 2)..........     402,545         54,590
    Distribution fees (Class B) (Note 2)..........     191,757         33,705
    Distribution fees (Class C) (Note 2)..........      69,855         18,973
    Distribution fees (Class H) (Note 2)..........     274,222         43,452
    Registration fees (Note 2)....................      43,830         40,418
    Shareholders' notices and reports.............      80,500         10,700
    Legal and auditing fees.......................      29,300         18,750
    Custodian fees................................      42,000         12,000
    Directors' fees and expenses..................      14,016          2,450
    Amortization of organization costs (Note 1)...          --          4,843
    Other.........................................      10,447          1,584
                                                    -----------   -----------
  Total expenses..................................   3,304,486        555,953
    Less reimbursable expenses (Note 2)...........      10,218             --
                                                    -----------   -----------
  Net expenses....................................   3,294,268        555,953
                                                    -----------   -----------
NET INVESTMENT LOSS...............................  (2,059,498)      (149,269)
                                                    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY (NOTE 1)
  Net Realized gain (loss) from:
    Investments...................................  13,156,121     (1,036,362)
    Foreign currency transactions.................     (32,619)          (752)
                                                    -----------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS...................  13,123,502     (1,037,114)
                                                    -----------   -----------
Net change in unrealized appreciation or
  depreciation from:
  Investments.....................................  14,830,619       (577,021)
  Translation of assets and liabilities
    denominated in foreign currency...............     (10,026)          (612)
                                                    -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS....................................  14,820,593       (577,633)
                                                    -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS...........................  27,944,095     (1,614,747)
                                                    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $25,884,597   $(1,764,016)
                                                    ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                        FOR THE           FOR THE
                                                       YEAR ENDED        YEAR ENDED
                                                    OCTOBER 31, 2000  OCTOBER 31, 1999
                                                    ----------------  ----------------
OPERATIONS:
  Net investment loss.............................    $ (2,059,498)    $  (1,207,461)
  Net realized gain on investments and foreign
    currency transactions.........................      13,123,502        20,959,969
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency transactions.........................      14,820,593        27,669,330
                                                      ------------     -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................      25,884,597        47,421,838
                                                      ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.......................................     (14,847,214)               --
    Class B.......................................      (1,748,861)               --
    Class C.......................................        (655,730)               --
    Class H.......................................      (2,622,899)               --
                                                      ------------     -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............     (19,874,704)               --
                                                      ------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,304,135 and 4,879,613 shares)......      47,673,523       127,633,641
    Class B (160,924 and 83,217 shares)...........       5,559,149         2,157,182
    Class C (42,335 and 1,178,211 shares).........       1,470,930        31,361,408
    Class H (129,580 and 98,991 shares)...........       4,493,037         2,541,509
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (437,764 shares)......................      14,507,484                --
    Class B (54,302 shares).......................       1,727,891                --
    Class C (20,180 shares).......................         644,334                --
    Class H (81,773 shares).......................       2,602,826                --
  Less cost of repurchase of shares
    Class A (1,357,375 and 5,488,888 shares)......     (49,570,797)     (144,495,487)
    Class B (101,667 and 111,406 shares)..........      (3,520,732)       (2,845,259)
    Class C (28,375 and 1,222,259 shares).........        (973,790)      (32,536,494)
    Class H (125,055 and 190,306 shares)..........      (4,298,605)       (4,871,082)
                                                      ------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................      20,315,250       (21,054,582)
                                                      ------------     -------------
TOTAL INCREASE IN NET ASSETS......................      26,325,143        26,367,256
                                                      ------------     -------------
NET ASSETS:
  Beginning of year...............................     172,359,092       145,991,836
                                                      ------------     -------------
  End of year.....................................    $198,684,235     $ 172,359,092
                                                      ============     =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                        FOR THE           FOR THE
                                                       YEAR ENDED        YEAR ENDED
                                                    OCTOBER 31, 2000  OCTOBER 31, 1999
                                                    ----------------  ----------------
OPERATIONS:
  Net investment loss.............................    $   (149,269)     $   (19,738)
  Net realized gain (loss) on investments and
    foreign currency transactions.................      (1,037,114)         223,901
  Net change in unrealized appreciation or
    depreciation of investments and foreign
    currency transactions.........................        (577,633)       3,367,410
                                                      ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................      (1,764,016)       3,571,573
                                                      ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................         (35,022)         (32,918)
    Class B.......................................              --             (483)
    Class C.......................................              --             (104)
    Class H.......................................              --             (977)
  From net realized gains on investments
    Class A.......................................         (95,596)              --
    Class B.......................................         (10,612)              --
    Class C.......................................          (5,867)              --
    Class H.......................................         (16,658)              --
                                                      ------------      -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............        (163,755)         (34,482)
                                                      ------------      -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (959,282 and 546,092 shares)..........      22,671,380        7,678,118
    Class B (248,900 and 50,148 shares)...........       5,874,627          726,902
    Class C (95,512 and 34,331 shares)............       2,302,352          516,579
    Class H (195,630 and 77,598 shares)...........       4,621,142        1,142,843
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (5,784 and 2,974 shares)..............         128,835           32,865
    Class B (469 and 43 shares)...................          10,566              483
    Class C (259 and 9 shares)....................           5,839              104
    Class H (724 and 88 shares)...................          16,318              973
  Less cost of repurchase of shares
    Class A (450,544 and 274,307 shares)..........     (10,526,705)      (3,733,662)
    Class B (105,758 and 7,802 shares)............      (2,460,400)        (117,721)
    Class C (28,480 and 2,320 shares).............        (629,007)         (29,273)
    Class H (58,715 and 6,764 shares).............      (1,337,772)         (87,457)
                                                      ------------      -----------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................      20,677,175        6,130,754
                                                      ------------      -----------
TOTAL INCREASE IN NET ASSETS......................      18,749,404        9,667,845
NET ASSETS:
  Beginning of year...............................      13,471,815        3,803,970
                                                      ------------      -----------
  End of year.....................................    $ 32,221,219      $13,471,815
                                                      ============      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios (the funds) are non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the funds is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The funds offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the date shares were first offered to the public was March 2, 1998. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs among classes. Income, expenses (other than expenses incurred under each class' distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The funds may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For the year ended October 31, 2000, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $60,356,802 and $60,360,899 for Global Growth Portfolio; and $29,155,258 and $9,042,569 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 2000, securities valued at $25,193,233 were on loan to brokers from the Global Growth Portfolio. For collateral, the Global Growth Portfolio's custodian received $25,151,240 in cash which is maintained in a separate account and invested in short term investment vehicles. As of October 31, 2000, due to fluctuating market conditions the fund requested additional collateral which was received on November 1, 2000. Fee income from securities lending amounted to $59,044 for the year ended October 31, 2000. The risks to the fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the International Equity Portfolio has a capital loss carryover of $1,036,362 at October 31, 2000, which, if not offset by subsequent capital gains, will expire in 2008.

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

--------------------------------------------------------------------------------

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, such as distributions upon redemption and net operating losses, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to reduce paid-in-capital by the following:

                                                    Undistributed
                                                    Net Investment                       Accumulated
                                                        Income        Paid-in-Capital       Gains
   -------------------------------------------------------------------------------------------------
   Global Growth Portfolio......................      $2,059,498        $(1,184,583)      $(874,915)
   International Equity Portfolio...............         184,291           (158,591)        (25,700)

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the funds to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the fund at net asset value or payable in cash without any charge to the shareholder.

   For federal income tax purposes the funds may designate as capital gains distributions, the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs will be amortized over 60 months on a straight line basis, beginning
   March 2, 1998.

   ILLIQUID SECURITIES: At October 31, 2000, investments in securities for the funds included issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. The aggregate values of such securities at October 31, 2000, were $728,638 for Global Growth and $242,879 for International Equity which represents 0.37% and 0.75% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   OTHER: At October 31, 2000, Fortis Advisers, Inc. owned 212,341 shares of the International Equity Portfolio.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the funds. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the funds.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the fund's) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $417,594 and $297,334 for Class A, $34,948 and $5,040 for
   Class B, $1,156 and $1,701 for Class C, and $44,391 and $6,824 for Class H for the Global Growth and International Equity Portfolios, respectively, for the year ended October 31, 2000.

   Legal fees and expenses aggregating $5,000 and $750 for the Global Growth and International Equity Portfolios, respectively, for the year ended
   October 31, 2000, were paid to a law firm of which the secretary of the funds is a partner.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

3. FORWARD FOREIGN CURRENCY CONTRACTS: At October 31, 2000, the funds entered into forward foreign currency exchange contracts that obligated the funds to receive currencies at a specified future date. The unrealized depreciation of $12,636 and $2,597 for Global Growth and International Equity Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

   FORWARD FOREIGN CURRENCY CONTRACTS

   GLOBAL GROWTH PORTFOLIO
   -------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                          U.S. Dollar
                         Currency To         Value As Of         Currecy To       Value As Of     Appreciation/
      Settle Date       Be Delivered      October 31, 2000      Be Received     October 31, 2000  (Depreciation)
   -------------------------------------------------------------------------------------------------------------
   November 1, 2000       1,431,074          $1,212,978          1,200,528         $1,200,528        $(12,450)
                            Euro                                U.S. Dollar
   November 2, 2000        43,590              22,588              22,775              22,775             187
                      Australian Dollar                         U.S. Dollar
   November 3, 2000       1,385,148           1,385,148          10,800,000         1,384,775            (373)
                         U.S. Dollar                          Hong Kong Dollar
   November 15, 2000         62                  52                  52                    52              --
                            Euro                                U.S. Dollar
                                         -------------------                       ----------        --------
                                             $2,620,766                            $2,608,130        $(12,636)
                                         -------------------                       ----------        --------

   INTERNATIONAL EQUITY PORTFOLIO
   ----------------------------------------------------------------------------------------------------
                                          U.S. Dollar                      U.S. Dollar
                         Currency To      Value As Of      Currecy To      Value As Of   Appreciation/
      Settle Date       Be Delivered     Oct. 31, 2000    Be Received     Oct. 31, 2000  (Depreciation)
   ----------------------------------------------------------------------------------------------------
   Nov. 1, 2000            286,218         $242,598         239,593        $  239,593       $(3,005)
                            Euro                          U.S. Dollar
   Nov. 2, 2000            10,171             5,271          5,309              5,309            38
                      Australian Dollar                   U.S. Dollar
   Nov. 3, 2000            307,811          307,811        2,400,000          307,728           (83)
                         U.S. Dollar                    Hong Kong Dollar
   Nov. 3, 2000            106,344          106,344         126,000           106,797           453
                         U.S. Dollar                          Euro
                                           --------                        ----------       -------
                                           $662,024                        $  659,427       $(2,597)
                                           --------                        ----------       -------

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the funds was as follows:

                                                                 Class A
                                          -----------------------------------------------------
                                                         Year Ended October 31,
                                          -----------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......  $  31.23   $  23.18   $  23.92   $  21.28   $  18.24
                                          --------   --------   --------   --------   --------

Operations:
  Investment loss - net.................      (.28)      (.17)      (.12)      (.07)      (.06)
  Net realized and unrealized gain
    (loss) on investments...............      5.17       8.22       (.62)      2.71       3.10
                                          --------   --------   --------   --------   --------
Total from operations...................      4.89       8.05       (.74)      2.64       3.04
                                          --------   --------   --------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (3.61)        --         --         --         --
                                          --------   --------   --------   --------   --------
Net asset value, end of year............  $  32.51   $  31.23   $  23.18   $  23.92   $  21.28
                                          --------   --------   --------   --------   --------
Total Return @..........................     15.44%     34.73%     (3.09)%    12.41%     16.67%
Net assets end of year (000s omitted)...  $148,027   $130,195   $110,772   $125,268   $107,607
Ratio of expenses to average daily net
  assets................................      1.35%      1.41%      1.42%      1.44%      1.51%
Ratio of net investment loss to average
  daily net assets......................      (.78)%     (.60)%     (.44)%     (.29)%     (.33)%
Portfolio turnover rate.................        30%        49%        29%        30%        18%

                                                              Class B
                                          ------------------------------------------------
                                                       Year Ended October 31,
                                          ------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------
Net asset value, beginning of year......  $ 30.13   $ 22.54   $ 23.42   $ 20.98    $18.12
                                          -------   -------   -------   -------   -------

Operations:
  Investment income (loss) - net........     (.44)     (.63)     (.26)     (.27)     (.24)
  Net realized and unrealized gain
    (loss) on investments...............     4.93      8.22      (.62)     2.71      3.10
                                          -------   -------   -------   -------   -------
Total from operations...................     4.49      7.59      (.88)     2.44      2.86
                                          -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (3.61)       --        --        --        --
                                          -------   -------   -------   -------   -------
Net asset value, end of year............  $ 31.01   $ 30.13   $ 22.54   $ 23.42    $20.98
                                          -------   -------   -------   -------   -------
Total Return @..........................    14.60%    33.67%    (3.76)%   11.63%    15.78%
Net assets end of year (000s omitted)...  $18,717   $14,766   $11,680   $11,446    $5,735
Ratio of expenses to average daily net
  assets................................     2.10%     2.16%     2.17%     2.19%     2.26%
Ratio of net investment loss to average
  daily net assets......................    (1.53)%   (1.35)%   (1.19)%   (1.03)%    (.99)%
Portfolio turnover rate.................       30%       49%       29%       30%       18%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                   Class C
                                          ---------------------------------------------------------
                                                           Year Ended October 31,
                                          ---------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                        2000            1999        1998     1997     1996
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......      $30.19          $22.55      $23.43   $21.00   $18.13
                                              ------          ------      ------   ------   ------

Operations:
  Investment income (loss) - net........        (.41)           (.58)       (.26)    (.28)    (.23)
  Net realized and unrealized gain
    (loss) on investments...............        4.95            8.22        (.62)    2.71     3.10
                                              ------          ------      ------   ------   ------
Total from operations...................        4.54            7.64        (.88)    2.43     2.87
                                              ------          ------      ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................       (3.61)             --          --       --       --
                                              ------          ------      ------   ------   ------
Net asset value, end of year............      $31.12          $30.19      $22.55   $23.43   $21.00
                                              ------          ------      ------   ------   ------
Total Return @..........................       14.73%          33.88%      (3.76)%  11.57%   15.83%
Net assets end of year (000s omitted)...      $6,604          $5,375      $5,009   $4,664   $3,087
Ratio of expenses to average daily net
  assets................................        1.96%(a)        2.04%(a)    2.17%    2.19%    2.26%
Ratio of net investment loss to average
  daily net assets......................       (1.38)%(a)      (1.23)%(a)  (1.20)%  (1.04)%   (.99)%
Portfolio turnover rate.................          30%             49%         29%      30%      18%

                                                              Class H
                                          ------------------------------------------------
                                                       Year Ended October 31,
                                          ------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------
Net asset value, beginning of year......  $ 30.14   $ 22.54   $ 23.42   $ 20.99   $ 18.12
                                          -------   -------   -------   -------   -------

Operations:
  Investment income (loss) - net........     (.45)     (.62)     (.26)     (.28)     (.23)
  Net realized and unrealized gain
    (loss) on investments...............     4.93      8.22      (.62)     2.71      3.10
                                          -------   -------   -------   -------   -------
Total from operations...................     4.48      7.60      (.88)     2.43      2.87
                                          -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (3.61)       --        --        --        --
                                          -------   -------   -------   -------   -------
Net asset value, end of year............  $ 31.01   $ 30.14   $ 22.54   $ 23.42   $ 20.99
                                          -------   -------   -------   -------   -------
Total Return @..........................    14.56%    33.72%    (3.76)%   11.58%    15.84%
Net assets end of year (000s omitted)...  $25,336   $22,023   $18,531   $18,690   $10,765
Ratio of expenses to average daily net
  assets................................     2.10%     2.16%     2.17%     2.19%     2.26%
Ratio of net investment loss to average
  daily net assets......................    (1.53)%   (1.35)%   (1.19)%   (1.04)%   (1.02)%
Portfolio turnover rate.................       30%       49%       29%       30%       18%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisors has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the years ended October 31, 2000, and October 31, 1999, had the waivers not been made, ratios of expenses and net investment loss to average daily net assets would have been 2.10% and 2.16% and (1.53%) and (1.35%) respectively, for Class C.

--------------------------------------------------------------------------------

                                                           Class A
                                          -----------------------------------------
                                                   Year Ended October 31,
                                          -----------------------------------------
INTERNATIONAL EQUITY PORTFOLIO              2000         1999            1998**
-----------------------------------------------------------------------------------
Net asset value, beginning of year......  $ 17.14       $ 10.36          $10.46
                                          -------       -------          ------

Operations:
  Investment income (loss) - net........     (.03)           --             .02
  Net realized and unrealized gain
    (loss) on investments...............     2.65          6.88            (.12)
                                          -------       -------          ------
Total from operations...................     2.62          6.88            (.10)
                                          -------       -------          ------

Distributions to shareholders:
  From investment income - net..........     (.03)         (.10)             --
  From net realized gains...............     (.13)           --              --
                                          -------       -------          ------
Total distributions to shareholders.....     (.16)         (.10)             --
                                          -------       -------          ------
Net asset value, end of year............  $ 19.60       $ 17.14          $10.36
                                          -------       -------          ------
Total Return @..........................    15.20%        66.90%           (.96)%
Net assets end of year (000s omitted)...  $21,827       $10,267          $3,362
Ratio of expenses to average daily net
  assets................................     1.54%         1.70%(a)        1.70%(a)*
Ratio of net investment income (loss) to
  average daily net assets..............     (.25)%        (.18)%(a)        .57%(a)*
Portfolio turnover rate.................       33%           62%             43%

                                                          Class B
                                          ---------------------------------------
                                                  Year Ended October 31,
                                          ---------------------------------------
INTERNATIONAL EQUITY PORTFOLIO             2000         1999           1998**
---------------------------------------------------------------------------------
Net asset value, beginning of year......  $17.05       $10.33          $10.45
                                          ------       ------          ------

Operations:
  Investment income (loss) - net........    (.17)        (.13)             --
  Net realized and unrealized gain
    (loss) on investments...............    2.63         6.88            (.12)
                                          ------       ------          ------
Total from operations...................    2.46         6.75            (.12)
                                          ------       ------          ------

Distributions to shareholders:
  From investment income - net..........      --         (.03)             --
  From net realized gains...............    (.13)          --              --
                                          ------       ------          ------
Total distributions to shareholders.....    (.13)        (.03)             --
                                          ------       ------          ------
Net asset value, end of year............  $19.38       $17.05          $10.33
                                          ------       ------          ------
Total Return @..........................   14.34%       65.56%          (1.15)%
Net assets end of year (000s omitted)...  $3,873       $  959          $  143
Ratio of expenses to average daily net
  assets................................    2.29%        2.45%(a)        2.45%(a)*
Ratio of net investment loss to average
  daily net assets......................   (1.00)%       (.93)%(a)       (.18)%(a)*
Portfolio turnover rate.................      33%          62%             43%

*      Annualized.
** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Class B. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment loss to average daily net assets would have been 2.44% and (.92%) for Class A, 3.19% and (1.67%) for Class B. For the period ended October 31, 1998, the ratios of expenses and net investment loss to average daily net assets would have been 3.70% and (1.43%) for Class A, and 4.45% and (2.18%) for Class B.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                          Class C
                                          ---------------------------------------
                                                  Year Ended October 31,
                                          ---------------------------------------
INTERNATIONAL EQUITY PORTFOLIO             2000         1999           1998**
---------------------------------------------------------------------------------
Net asset value, beginning of year......  $17.05       $10.32          $10.45
                                          ------       ------          ------

Operations:
  Investment income (loss) - net........    (.17)        (.12)           (.01)
  Net realized and unrealized gain
    (loss) on investments...............    2.63         6.88            (.12)
                                          ------       ------          ------
Total from operations...................    2.46         6.76            (.13)
                                          ------       ------          ------

Distributions to shareholders:
  From investment income - net..........      --         (.03)             --
  From net realized gains...............    (.13)          --              --
                                          ------       ------          ------
Total distributions to shareholders.....    (.13)        (.03)             --
                                          ------       ------          ------
Net asset value, end of year............  $19.38       $17.05          $10.32
                                          ------       ------          ------
Total Return @..........................   14.34%       65.72%          (1.24)%
Net assets end of year (000s omitted)...  $1,983       $  597          $   31
Ratio of expenses to average daily net
  assets................................    2.29%        2.45%(a)        2.45%(a)*
Ratio of net investment loss to average
  daily net assets......................   (1.00)%       (.93)%(a)       (.18)%(a)*
Portfolio turnover rate.................      33%          62%             43%

                                                          Class H
                                          ---------------------------------------
                                                  Year Ended October 31,
                                          ---------------------------------------
INTERNATIONAL EQUITY PORTFOLIO             2000         1999           1998**
---------------------------------------------------------------------------------
Net asset value, beginning of year......  $17.03       $10.32          $10.45
                                          ------       ------          ------

Operations:
  Investment income (loss) - net........    (.17)        (.14)           (.01)
  Net realized and unrealized gain
    (loss) on investments...............    2.63         6.88            (.12)
                                          ------       ------          ------
Total from operations...................    2.46         6.74            (.13)
                                          ------       ------          ------

Distributions to shareholders:
  From investment income - net..........      --         (.03)             --
  From net realized gains...............    (.13)          --              --
                                          ------       ------          ------
Total distributions to shareholders.....    (.13)        (.03)             --
                                          ------       ------          ------
Net asset value, end of year............  $19.36       $17.03          $10.32
                                          ------       ------          ------
Total Return @..........................   14.36%       65.53%          (1.24)%
Net assets end of year (000s omitted)...  $4,538       $1,649          $  267
Ratio of expenses to average daily net
  assets................................    2.29%        2.45%(a)        2.45%(a)*
Ratio of net investment loss to average
  daily net assets......................   (1.00)%       (.93)%(a)       (.18)%(a)*
Portfolio turnover rate.................      33%          62%             43%

*      Annualized.
** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 2.45% of the average daily net assets for Classes C and H. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment loss to average daily net assets would have been 3.19% and (1.67%) for Class C, 3.19% and (1.67%) for Class H. For the period ended
       October 31, 1998, the ratios of expenses and net investment loss to average daily net assets would have been 4.45% and (2.18%) for Class C, and 4.45% and (2.18%) for Class H.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Worldwide Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Global Growth Portfolio and International Equity Portfolio (portfolios within Fortis Worldwide Portfolios, Inc.) as of October 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2000, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Portfolio and International Equity Portfolio as of October 31, 2000 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period ended October 31, 2000 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
December 1, 2000

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The information set forth below is for the fund's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

GLOBAL GROWTH PORTFOLIO FEDERAL TAX

RECORD DATE                                      Class A    Class B    Class C    Class H
                                                 ----------------------------------------
Long-Term Capital Gain Per Share
December 17, 1999............................    $3.6100    $3.6100    $3.6100    $3.6100
                                                 -------    -------    -------    -------

INTERNATIONAL EQUITY PORTFOLIO FEDERAL TAX

RECORD DATE

Ordinary Income Per Share
September 26, 2000...........................    $0.0315    $   --     $   --     $    --
                                                 -------    -------    -------    -------

RECORD DATE

Short-Term Capital Gain Per Share
December 17, 1999............................    0.1300     0.1300     0.1300      0.1300
September 26, 2000...........................    0.0042     0.0042     0.0042      0.0042
                                                 -------    -------    -------    -------

Total Short-Term Capital Gain Per Share......    $0.1342    $0.1342    $0.1342    $0.1342
                                                 -------    -------    -------    -------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V. THROUGH
                                           JULY 2000
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT;
                                           PARTNER OF KPMG LLP, THROUGH JUNE
                                           1999
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        CONSULTANT, INTERNATIONAL FINANCIAL
                                           INSTITUTIONS, THE WILLIAM E. MAYER
                                           PROFESSOR OF FINANCE AND CHAIR,
                                           FINANCE DEPARTMENT, UNIVERSITY OF
                                           MARYLAND, COLLEGE PARK, MD
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC.,
P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

             [LOGO]
             FORTIS

Solid partners, flexible solutions-SM-


--------------------------------------------------------------------------------
FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group provides a wide selection of investment products including annuities, life insurance and mutual funds. We're part of Fortis, Inc., a financial services company that provides speciality insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: Steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered through
Fortis Advisors, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products issued by
Fortis Benefits Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com
--------------------------------------------------------------------------------

FORTIS FINANCIAL GROUP                                           ---------------
P.O. Box 64284                                                      PRSRT STD
St. Paul, MN 55164-0284                                           U.S. Postage
                                                                      PAID
                                                                 Permit No. 3794
Fortis international stock funds                                 Minneapolis, MN
                                                                 ---------------


The Fortis brandmark and Fortis-SM- are servicemarks of Fortis (B) and Fortis (NL).

96156-C- Fortis, Inc. 12/00